SIREN ETF TRUST

(the “Trust”)

Siren DIVCON Dividend Defender ETF

(the “Acquired Fund”)

Siren DIVCON Leaders Dividend ETF

(the “Surviving Fund” and, together with the Acquired Fund, the “Funds”)

Supplement dated September 23, 2025 to the Funds’ Summary Prospectuses, Prospectus and Statement of Additional Information (the “SAI”), each dated July 29, 2025

This Supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectus and SAI, and should be read in conjunction with the Summary Prospectuses, Prospectus and SAI.

The Board of Trustees (the “Board”) of the Trust unanimously has approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of the Acquired Fund with and into the Surviving Fund. The Agreement provides for: (a) the transfer of all of the assets of the Acquired Fund in exchange for the assumption by the Surviving Fund of all of the Acquired Fund’s liabilities and shares of the Surviving Fund and cash in lieu of fractional shares of the Surviving Fund, if any, and (b) the pro rata distribution of shares of the Surviving Fund and cash in lieu of fractional shares of the Surviving Fund, if any, by the Acquired Fund to its shareholders, in complete liquidation of the Acquired Fund (the “Reorganization”).

The Reorganization is expected to be a tax-free transaction except with respect to cash received in lieu of any fractional shares of the Surviving Fund, if any. For any fractional shares of the Acquired Fund owned by a shareholder at the time of the Reorganization, such shareholder shall receive a cash payment in lieu of fractional shares of the Surviving Fund, which cash payment may be taxable. SRN Advisors, LLC, the investment adviser to both the Acquired Fund and the Surviving Fund, has agreed to bear the costs (except for brokerage expenses and other portfolio transaction costs incurred by the Acquired Fund and the Surviving Fund in connection with the Reorganization) directly related to the Reorganization.

The decision of the Board to reorganize the Acquired Fund is not subject to shareholder approval. However, a Combined Information Statement and Prospectus that contains more information about the Reorganization and the Surviving Fund will be mailed to Acquired Fund shareholders. It is expected that the Reorganization will occur on or about December 8, 2025.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE